Reconciliations of Non-GAAP Financial Measures

June 30, 2026

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
2026 OUTLOOK
FFO, Normalized FFO, AFFO and Normalized AFFO

The table below sets forth our 2026 guidance (per diluted common share):

	Low	High
Net income attributable to Sabra Health Care REIT, Inc.	$0.37	$0.39
Add:
Depreciation and amortization of real estate assets	0.88	0.88
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	0.02	0.02
Net gain on sales of real estate	(0.15)	(0.15)
FFO attributable to Sabra Health Care REIT, Inc.	$1.12	$1.14

Normalizing items	0.41	0.41
Normalized FFO attributable to Sabra Health Care REIT, Inc.	$1.53	$1.55

FFO attributable to Sabra Health Care REIT, Inc.	$1.12	$1.14
Stock-based compensation expense	0.05	0.05
Non-cash rental and related revenues	(0.02)	(0.02)
Non-cash interest expense	0.04	0.04
Other adjustments	0.39	0.39
AFFO attributable to Sabra Health Care REIT, Inc.	$1.58	$1.60

Normalizing items	0.01	0.01
Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$1.59	$1.61

Earnings guidance above assumes:
•low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions, dispositions and completed or planned tenant transitions;
•average full-year Cash NOI growth for the same-store Senior Housing - Managed portfolio in the low to mid-teens;
•general and administrative expenses at the midpoint of $61 million, which includes $13 million of stock-based compensation expense;
•cash interest expense of $104 million at the midpoint;
•weighted average share count of 258 million and 259 million for Normalized FFO and Normalized AFFO, respectively; and
•only investments, dispositions and capital markets activity completed as of July 21, 2026.

The foregoing guidance ranges reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net (loss) income attributable to Sabra Health Care REIT, Inc.	$(25,202)	$65,542	$15,678	$105,846
Add:
Depreciation and amortization of real estate assets	56,379	43,586	109,510	87,080
Depreciation and amortization of real estate assets related to noncontrolling interests	(122)	—	(244)	—
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	1,477	2,043	3,004	4,223
Net gain on sales of real estate	(37,717)	(9,974)	(37,717)	(9,974)
Impairment of real estate	—	4,103	440	4,103
FFO attributable to Sabra Health Care REIT, Inc.	$(5,185)	$105,300	$90,671	$191,278
Recoveries of straight-line rental income receivable and lease intangibles	(1,613)	(1,463)	(1,468)	(1,463)
Provision for (recovery of) loan losses and other reserves	102,445	(227)	100,959	(400)
Lease termination expense	2,873	—	2,873	—
Other normalizing items (1)	(290)	(14,451)	943	(14,449)
Normalized FFO attributable to Sabra Health Care REIT, Inc.	$98,230	$89,159	$193,978	$174,966
FFO attributable to Sabra Health Care REIT, Inc.	$(5,185)	$105,300	$90,671	$191,278
Stock-based compensation expense	4,089	2,704	7,187	5,415
Non-cash rental and related revenues	(3,654)	(3,903)	(5,253)	(6,331)
Non-cash interest expense	2,370	1,726	4,738	3,455
Provision for (recovery of) loan losses and other reserves	101,172	(227)	100,959	(400)
Other adjustments related to unconsolidated joint ventures	77	128	153	19
Other adjustments (2)	638	(16,528)	1,145	(16,082)
AFFO attributable to Sabra Health Care REIT, Inc.	$99,507	$89,200	$199,600	$177,354
Lease termination expense	2,873	—	2,873	—
Write-off of cash interest income receivable	1,273	—	—	—
Other normalizing items (1)	(193)	2,441	929	2,525
Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$103,460	$91,641	$203,402	$179,879
Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.:
Net (loss) income	$(0.10)	$0.27	$0.06	$0.44
FFO	$(0.02)	$0.44	$0.35	$0.79
Normalized FFO	$0.38	$0.37	$0.76	$0.73
AFFO	$0.39	$0.37	$0.78	$0.73
Normalized AFFO	$0.40	$0.38	$0.79	$0.74
Weighted average number of common shares outstanding, diluted:
Net (loss) income and FFO	252,268,939	240,929,866	255,755,497	240,711,387
Normalized FFO	255,912,180	240,929,866	255,755,497	240,711,387
AFFO and Normalized AFFO	256,733,670	241,996,970	256,640,712	241,865,769
(1)     Other normalizing items for FFO and AFFO for the three months ended June 30, 2026 include a catch-up adjustment of $1.9 million and $1.8 million, respectively, related to a rent reset under a triple-net lease, each partially offset by a $1.2 million catch-up adjustment related to changes in performance-based assumptions on management’s compensation. Other normalizing items for FFO for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for AFFO for the three and six months ended June 30, 2025 include $3.2 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.
(2)    Other adjustments for the three and six months ended June 30, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted EBITDA, as adjusted and Adjusted EBITDA, as adjusted, annualized
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Three Months Ended
June 30, 2026
Net income	$(25,248)
Interest	29,779
Income tax expense	678
Depreciation and amortization	56,379
EBITDA	61,588
Income from unconsolidated joint ventures	(2,224)
Distributions from unconsolidated joint ventures	2,093
Stock-based compensation expense	4,089
Acquisition and transaction costs	631
Provision for loan losses and other reserves	100,721
Other expense	2,761
Net gain on sales of real estate	(37,717)
Adjusted EBITDA	131,942
Adjustments for current period activity (1)	(1,104)
Adjusted EBITDA, as adjusted	$130,838
Adjusted EBITDA, as adjusted, annualized	$523,352

June 30, 2026
Secured debt	$42,955
Revolving credit facility	317,475
Term loans	1,035,495
Senior unsecured notes	1,250,000
Consolidated Debt	2,645,925
Cash and cash equivalents	(231,584)
Net Debt	$2,414,341

June 30, 2026
Net Debt	$2,414,341
Adjusted EBITDA, as adjusted, annualized	$523,352
Net Debt to Adjusted EBITDA	4.61x

(1)    Adjustments for current period activity give effect to the acquisitions and dispositions completed during the period as though such acquisitions and dispositions were completed as of the beginning of the period and adjust for certain income and expense items that the Company does not believe are indicative of its operating results for the current period.
See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash rental income	$94,079	$92,397	$183,843	$182,468
Straight-line rental income	966	1,382	1,651	2,671
Recoveries of straight-line rental income receivable and lease intangibles	1,613	1,463	1,468	1,463
Above/below market lease amortization	1,075	1,059	2,134	2,198
Operating expense recoveries	3,575	3,522	7,262	7,060
Rental and related revenues	$101,308	$99,823	$196,358	$195,860

See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Revenues:
Resident fees and services	$78,985	$92,017	$108,434	$116,685	$128,802
Resident fees and services attributable to noncontrolling interests	—	(117)	(312)	(317)	(336)
Resident fees and services - pro rata	$78,985	$91,900	$108,122	$116,368	$128,466
Income from unconsolidated joint ventures:
Resident fees and services	10,989	11,524	11,611	11,978	12,206
Resident fees and services not included in same store (1)	(12,773)	(25,169)	(39,086)	(46,323)	(56,811)
Same store resident fees and services - pro rata	$77,201	$78,255	$80,647	$82,023	$83,861

Net income	$65,542	$22,517	$27,147	$40,813	$(25,248)
Adjustments:
Net income not related to Senior Housing - Managed	(56,463)	(14,590)	(17,533)	(30,050)	30,760
Depreciation and amortization	14,372	19,989	23,730	25,965	29,391
Interest	—	—	—	—	38
Other income	(1,038)	(619)	(73)	—	(29)
Net loss on sale of real estate	—	—	—	—	7,498
Income from unconsolidated joint ventures	(832)	(1,226)	(1,652)	(1,912)	(2,224)
Net Operating Income attributable to noncontrolling interests	—	(39)	(92)	(99)	(120)
Sabra's share of unconsolidated joint ventures' Net Operating Income	3,713	4,034	4,061	4,262	4,511
Net Operating Income - pro rata	$25,294	$30,066	$35,588	$38,979	$44,577
Non-cash revenue and expense adjustments	51	5	4	4	4
Cash Net Operating Income - pro rata	$25,345	$30,071	$35,592	$38,983	$44,581
Cash Net Operating Income not included in same store (1)	(235)	(4,881)	(9,311)	(12,277)	(16,021)
Same store Cash Net Operating Income - pro rata	$25,110	$25,190	$26,281	$26,706	$28,560

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended June 30, 2026
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$99,444	$4,567	$3,288	$2,224	$10,079	$8,195	$3,398	$5,756	$(152,120)	$(25,248)
Adjustments:
Depreciation and amortization	19,313	2,760	29,391	—	32,151	3,403	1,440	—	72	56,379
Interest	188	159	38	—	197	—	—	—	29,394	29,779
General and administrative	—	—	—	—	—	—	—	—	16,819	16,819
Provision for loan losses	—	—	—	—	—	—	—	—	102,445	102,445
Other (income) expense	—	—	(29)	—	(29)	—	—	—	2,712	2,683
Net (gain) loss on sales of real estate	(45,215)	—	7,498	—	7,498	—	—	—	—	(37,717)
Income from unconsolidated joint ventures	—	—	—	(2,224)	(2,224)	—	—	—	—	(2,224)
Income tax expense	—	—	—	—	—	—	—	—	678	678
Net Operating Income attributable to noncontrolling interests	—	—	(120)	—	(120)	—	—	—	—	(120)
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	4,511	4,511	—	—	—	—	4,511
Net Operating Income - pro rata	$73,730	$7,486	$40,066	$4,511	$52,063	$11,598	$4,838	$5,756	$—	$147,985
Non-cash revenue and expense adjustments	(4,887)	1,118	—	4	1,122	17	102	1	—	(3,645)
Cash Net Operating Income - pro rata	$68,843	$8,604	$40,066	$4,515	$53,185	$11,615	$4,940	$5,757	$—	$144,340

         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI, Annualized Cash NOI and Annualized Cash NOI, as adjusted by Property Type
(in thousands)

	Six Months Ended June 30, 2026
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$145,408	$10,434	$12,139	$4,136	$26,709	$16,334	$6,783	$15,774	$(195,443)	$15,565
Adjustments:
Depreciation and amortization	38,866	5,436	55,356	—	60,792	6,805	2,902	—	145	109,510
Interest	378	358	38	—	396	—	—	—	57,414	58,188
General and administrative	—	—	—	—	—	—	—	—	31,681	31,681
Provision for loan losses	—	—	—	—	—	—	—	—	102,232	102,232
Impairment of real estate	440	—	—	—	—	—	—	—	—	440
Other (income) expense	—	—	(29)	—	(29)	—	—	—	2,767	2,738
Net (gain) loss on sales of real estate	(45,215)	—	7,498	—	7,498	—	—	—	—	(37,717)
Income from unconsolidated joint ventures	—	—	—	(4,136)	(4,136)	—	—	—	—	(4,136)
Income tax expense	—	—	—	—	—	—	—	—	1,204	1,204
Net Operating Income attributable to noncontrolling interests	—	—	(219)	—	(219)	—	—	—	—	(219)
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	8,773	8,773	—	—	—	—	8,773
Net Operating Income - pro rata	$139,877	$16,228	$74,783	$8,773	$99,784	$23,139	$9,685	$15,774	$—	$288,259
Non-cash revenue and expense adjustments	(6,329)	911	—	9	920	(20)	192	1	—	(5,236)
Cash Net Operating Income - pro rata	$133,548	$17,139	$74,783	$8,782	$100,704	$23,119	$9,877	$15,775	$—	$283,023
Annualizing adjustments (1)	136,634	14,950	92,908	9,279	117,137	23,353	9,882	(4,193)	—	282,813
Annualized Cash Net Operating Income - pro rata	$270,182	$32,089	$167,691	$18,061	$217,841	$46,472	$19,759	$11,582	$—	$565,836
Reallocation adjustments (2)	—	7,353	—	—	7,353	1,926	—	(9,279)	—	—
Annualized Cash Net Operating Income, as adjusted - pro rata	$270,182	$39,442	$167,691	$18,061	$225,194	$48,398	$19,759	$2,303	$—	$565,836

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Net Debt to Adjusted EBITDA an important supplemental measure because it provides investors, analysts, and management with a meaningful indicator of the Company’s financial leverage and its capacity to service and repay debt from operating cash flows. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  10